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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): JUNE 13, 2006

                            THE J. M. SMUCKER COMPANY
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               (Exact Name of Registrant as Specified in Charter)

              Ohio                        1-5111                 34-0538550
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  (State or Other Jurisdiction         (Commission             (IRS Employer
        of Incorporation)              File Number)         Identification No.)

                  One Strawberry Lane
                     Orrville, Ohio                              44667-0280
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       (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (330) 682-3000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On June 13, 2006, the Executive Compensation Committee (the "Committee") of the Board of Directors (the "Board") of The J. M. Smucker Company (the "Company") established the performance criteria to be used in determining the number of restricted shares to be granted to executive officers in 2007. Targeted awards for this purpose were set by the Committee based on the achievement of specified goals relating to non-GAAP earnings per share of the Company.

         The Board also approved the terms of the deferred stock units payable to nonemployee Directors, effective October 1, 2006. The terms of the deferred stock units are set forth on an exhibit hereto and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

         Exhibit    Exhibit
         Number     Description
         -------    ------------------------------------------
           10.1     Terms of the Director Deferred Stock Units

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE J. M. SMUCKER COMPANY


                                           By:  /s/ M. Ann Harlan
                                                --------------------------------
                                                M. Ann Harlan
                                                Vice President, General Counsel,
                                                and Secretary

Date:  June 16, 2006

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EXHIBIT INDEX
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         Exhibit   Exhibit
         Number    Description
         -------   ------------------------------------------
           10.1    Terms of the Director Deferred Stock Units